Exhibit 99.1

NEWS RELEASE

El Gallo Returns Good Results:

43.6 opt Silver & 0.45 opt Gold over 55 ft

Including 104.1 opt Silver & 1.0 opt Gold over 20 ft

Strong Grades Continue at Palmarito: 29.1 opt Silver over 5 ft, Within 14.5 opt Silver Over 25 ft

Toronto, Ontario (November 26, 2008) - US GOLD CORPORATION (AMEX:UXG - TSX: UXG - Frankfurt: US8) announces encouraging drill results from two projects within the Magistral District, Sinaloa, Mexico (Figure 1).

DRILL RESULT HIGHLIGHTS

•                  El Gallo - Good grades discovered near surface: 43.6 ounces per ton (opt) silver and 0.45 opt gold over 55.0 feet (ft) [1494.7 grams per tonne (gpt) silver, 15.3 gpt gold over 16.8 meters (m)], including 104.1 opt silver and 1.0 opt gold over 20.0 ft (3570.0 gpt silver, 34.6 gpt gold over 6.1 m) and including 203.3 opt silver and 0.18 opt gold over 5.0 ft. (6970.0 gpt silver, 6.25 gpt gold over 1.5 m).

•                  El Gallo -  A second newly discovered area returned 4.2 ounces per ton (opt) silver over 125.0 ft [143.2 gpt silver over 38.1 m], starting from surface and bottoming in 6.1 opt silver (209.0 gpt silver).

•                  Palmarito - New Southwest Zone continues to discover stronger grades: 29.1 opt silver over 5.0 ft. (997.0 gpt silver over 1.5 m), within 14.5 opt silver over 25.0 ft (496.6 silver over 7.6 m). Mineralization starts 70.0 ft (21.3 m) below surface.

“In Mexico, our exploration program has a competitive advantage of an assay lab onsite, where we are able to get internal results within 24 hours, lower drilling costs and an expedited permitting process. It is these factors that give US Gold’s exploration maximum flexibility. I am pleased to report that our results are showing increasingly higher-grades and that we are continuing to push our exploration aggressively,” stated Rob McEwen, Chairman and CEO of US Gold.

Readers are cautioned that El Gallo is an early stage exploration project. Although the Company is encouraged by these results, high-grade mineralization can be difficult to replicate and expand. There are no assurances that future results will be similar in grade or width to those included in this release. The true width of the mineralization is not yet known. On early stage projects such as El Gallo, US Gold uses a type of drill known as a conventional rotary percussion.

EL GALLO – Encouraging Start

On November 19th 2008, US Gold announced that it had made a new discovery north of the Magistral Mine and Palmarito Project. The best intercept from the first series of holes returned 22.2 opt silver over 5.0 ft (760.0 gpt silver over 1.5 m), within 13.2 opt silver over 15.0 ft (453.0 gpt silver over 4.6 m). Subsequent conventional rotary drilling has since intersected very encouraging mineralization in two additional areas (Figure 2). US Gold’s geologists believe there is potential to connect these three areas into a single mineralized zone. Drilling to test this interpretation is currently being completed. If this additional drilling is successful, the size potential could be significantly enhanced. Drill results for the two new areas are highlighted below:

Hole #	Silver	Gold	Silver Eq.*	From	To	Length
(Imperial)	(opt)	(opt)	(opt)	(ft)	(ft)	(ft)

Area 3
GABHA08-038	43.6	0.45	67.7	95.0	150.0	55.0
Including	104.1	1.0	158.7	105.0	125.0	20.0
Including	109.7	2.2	228.9	115.0	120.0	5.0
Including	203.3	0.18	213.1	120.0	125.0	5.0

Area 2
GABHA08-014	4.2	0.01	4.5	0.0	125.0	125.0
Including	10.4	0.01	10.7	45.0	55.0	10.0
Including	10.4	—	10.4	90.0	95.0	5.0

GABHA08-019	6.7	0.12	13.0	0.0	5.0	5.0
And	3.6	<0.01	3.6	115.0	120.0	5.0

GABHA08-020	5.7	—	5.7	125.0	130.0	5.0

Hole #	Silver	Gold	Silver Eq.*	From	To	Length
(Metric)	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)

Area 3
GABHA08-038	1494.7	15.3	2321.2	29.0	45.7	16.8
Including	3570.0	34.6	5439.6	32.1	38.1	6.1
Including	3760.0	75.7	7847.8	35.1	36.6	1.5
Including	6970.0	6.3	7307.5	36.6	38.1	1.5

Area 2
GABHA08-014	143.2	0.2	154.4	0.0	38.1	38.1
Including	355.0	0.2	365.9	13.7	16.8	3.0
Including	357.0	—	357.0	27.4	29.0	1.5

GABHA08-019	230.0	4.0	444.4	0.0	1.5	1.5
And	122.0	0.1	124.8	35.1	36.6	1.5

GABHA08-020	195.0	—	195.0	38.1	39.6	1.5

*Gold:Silver Ratio 3 year average (1:54)

Metallurgical Recoveries and Net Smelter Returns are based on 100%

Numbers may not balance due to rounding

Drilling designed to extend the mineralization in the main discovery area to the south was successful. Mineralization was extended by approximately 80.0 ft (25.0 m) and now totals 160.0 ft (50.0 m) in length and remains open in every direction. Highlights are shown below:

Hole #	Silver	Gold	Silver Eq.*	From	To	Length
(Imperial)	(opt)	(opt)	(opt)	(ft)	(ft)	(ft)

Area 1
GABHA08-022	3.6	—	3.6	75.0	80.0	5.0

GABHA08-023	6.1	0.03	7.5	25.0	60.0	35.0

GABHA08-026	3.2	—	3.2	120.0	125.0	5.0

GABHA08-028	25.2	—	25.2	60.0	65.0	5.0
And	6.7	—	6.7	145.0	150.0	5.0

GABHA08-029	5.8	0.01	6.3	0.0	15.0	15.0
And	5.3	0.01	5.8	35.0	50.0	15.0
And	3.5	<0.01	3.6	65.0	70.0	5.0

Hole #	Silver	Gold	Silver Eq.*	From	To	Length
(Metric)	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)

Area 1
GABHA08-022	122.0	—	122.0	22.9	24.4	1.5

GABHA08-023	208.9	0.9	256.4	7.6	18.3	10.7

GABHA08-026	111.0	—	111.0	36.6	38.1	1.5

GABHA08-028	864.0	—	864.0	18.3	19.8	1.5
And	229.0	—	229.0	44.2	45.7	1.5

GABHA08-029	198.3	0.3	216.7	0.0	4.6	4.6
And	180.3	0.4	200.2	10.7	15.2	4.6
And	120.0	0.1	123.5	19.8	21.3	1.5

*Gold:Silver Ratio 3 year average (1:54)

Metallurgical Recoveries and Net Smelter Returns are based on 100%

Numbers may not balance due to rounding

Early geological interpretation suggests that El Gallo contains a large amount of lower grade silver mineralization (1.0–3.0 opt silver) (34.0–100.0 gpt silver) with higher grades centralized around prominent structures (3.0–25.0 opt silver) (100–850 gpt silver) and bonanza grades located where these prominent structures intersect (+25.0 opt silver) (+850 gpt). Although high-grade gold mineralization is present, it is not believed to be evenly distributed with the silver mineralization.

US Gold is encouraged by these results because: 1) the project has demonstrated its ability to host high-grade mineralization; 2) drilling has taken place over a broad area, suggesting good potential for expansion; and 3) the mineralization discovered to date is near surface.

PALMARITO – New Southwest Zone Delivers Highest Grades Yet

29.1 opt Silver (997.0 gpt silver) over 5. ft (1.5 m)

Recent conventional rotary drilling completed at the Southwest Zone was part of a program designed to expand the mineralization to the north and south (Figure 3). The majority of the results from these holes were released on November 19th, 2008. The drill results below are the latest to be received from ALS Chemex laboratories.

Hole PMBHA08-042 is significant as it has returned the highest silver grades since US Gold began exploration at Palmarito and it provides additional confirmation of the mineralization. Hole PMBHA08-057 successfully increased the strike length of the zone by approximately 50.0 ft (15.0 m) to the south. The length of the zone now totals 225.0 ft (100.0 m) and remains open to the north, south and west.

Hole #	Silver	Gold	Silver Eq.*	From	To	Length
(Imperial)	(opt)	(opt)	(opt)	(ft)	(ft)	(ft)

PMBHA08-042	14.5	<0.01	14.7	70.0	95.0	25.0
Including	29.1	<0.01	29.3	80.0	85.0	5.0

PMBHA08-054	3.6	<0.01	3.7	65.0	75.0	10.0

PMBHA08-057	7.7	—	7.7	35.0	45.0	10.0
Including	9.7	—	9.7	40.0	45.0	5.0

Hole #	Silver	Gold	Silver Eq.*	From	To	Length
(Metric)	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)

PMBHA08-042	496.6	0.1	502.3	21.3	29.0	7.6
Including	997.0	0.1	1003.5	24.4	25.9	1.5

PMBHA08-054	124.0	0.1	127.5	19.8	22.9	3.0

PMBHA08-057	263.0	—	263.0	10.7	13.7	3.0
Including	332.0	—	332.0	12.2	13.7	1.5

*Gold:Silver Ratio 3 year average (1:54)

Metallurgical Recoveries and Net Smelter Returns are based on 100%

Numbers may not balance due to rounding

Clarification on Stock Transfer

On November 18, 2008, Rob McEwen transferred all his common shares and share purchase warrants of US Gold to a private company wholly-owned by Mr. McEwen. This private transaction was undertaken on the advice of Mr. McEwen’s personal accountants for tax planning purposes only. There has been no change in beneficial ownership of the shares or warrants. On November 20, 2008, filings were made with the SEC to reflect the change in accordance with all applicable securities regulations.

ABOUT US GOLD

US Gold Corporation is a United States based gold exploration company exploring in northeastern Nevada and north-central Mexico. US Gold’s shares trade on the American and Toronto Stock Exchanges under the symbol UXG and on the Frankfurt Exchange under the symbol US8.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, Senior Geologist and Project Manager, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties. All samples were analyzed by ALS Chemex utilizing a 4 acid digestion with ICP finish for silver and fire assay for gold.

Holes were drilled with conventional rotary drilling. Samples were taken every 5.0 ft (1.5 m). The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Table 1

Hole #	Silver	Gold	Silver Eq.*	From	To	Length
(Imperial)	(opt)	(opt)	(opt)	(ft)	(ft)	(ft)

El Gallo

Area 2
GABHA08-06	1.4	—	1.4	25.0	30.0	5.0

GABHA08-07	—	—	—	—	—	—

GABHA08-08	—	—	—	—	—	—

GABHA08-09	—	—	—	—	—	—

GABHA08-010	—	—	—	—	—	—

GABHA08-011	1.4	0.03	3.1	0.0	10.0	10.0

GABHA08-012	—	—	—	—	—	—

GABHA08-013	1.7	<0.01	1.8	5.0	15.0	10.0

GABHA08-014	4.2	0.01	4.5	0.0	125.0	125.0
Including	10.4	0.01	10.7	45.0	55.0	10.0
Including	10.4	—	10.4	90.0	95.0	5.0

GABHA08-018	—	—	—	—	—	—

GABHA08-019	6.7	0.12	13.0	0.0	5.0	5.0
And	3.6	<0.01	3.6	115.0	120.0	5.0

GABHA08-020	5.7	—	5.7	125.0	130.0	5.0

GABHA08-021	1.8	—	1.8	135.0	145.0	10.0

Area 1
GABHA08-022	3.6	—	3.6	75.0	80.0	5.0

GABHA08-023	6.1	0.03	7.5	25.0	60.0	35.0

GABHA08-024	—	—	—	—	—	—

GABHA08-025	1.6	<0.01	1.8	45.0	55.0	10.0

GABHA08-026	3.2	—	3.2	120.0	125.0	5.0

GABHA08-027	1.7	—	1.7	40.0	45.0	5.0

GABHA08-028	25.2	—	25.2	60.0	65.0	5.0
And	6.7	—	6.7	145.0	150.0	5.0

GABHA08-029	5.8	0.01	6.3	0.0	15.0	15.0
And	5.3	0.01	5.8	35.0	50.0	15.0
And	3.5	<0.01	3.6	65.0	70.0	5.0

Area 3
GABHA08-038	43.6	0.45	67.7	95.0	150.0	55.0
Including	104.1	1.0	158.7	105.0	125.0	20.0
Including	109.7	2.2	228.9	115.0	120.0	5.0
Including	203.3	0.18	213.1	120.0	125.0	5.0

Palmarito SW Zone
PMBHA08-042	14.5	<0.01	14.7	70.0	95.0	25.0
Including	29.1	<0.01	29.3	80.0	85.0	5.0

PMBHA08-053	2.4	—	2.4	85.0	90.0	5.0

PMBHA08-054	3.6	<0.01	3.7	65.0	75.0	10.0

PMBHA08-056	2.4	—	2.4	60.0	70.0	10.0

PMBHA08-057	7.7	—	7.7	35.0	45.0	10.0
Including	9.7	—	9.7	40.0	45.0	5.0

*Gold:Silver Ratio 3 year average (1:54)

Metallurgical Recoveries and Net Smelter Returns are based on 100%

Numbers may not balance due to rounding

Table 2

Hole #	Silver	Gold	Silver Eq.*	From	To	Length
(Metric)	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)

El Gallo

Area 2
GABHA08-06	47.2	—	47.2	7.6	9.1	1.5

GABHA08-07	—	—	—	—	—	—

GABHA08-08	—	—	—	—	—	—

GABHA08-09	—	—	—	—	—	—

GABHA08-010	—	—	—	—	—	—

GABHA08-011	46.4	1.1	105.2	0.0	3.0	3.0

GABHA08-012	—	—	—	—	—	—

GABHA08-013	58.6	0.1	63.4	1.5	4.6	3.0

GABHA08-014	143.2	0.2	154.5	0.0	38.1	38.1
Including	355.0	0.2	365.9	13.7	16.8	3.0
Including	357.0	—	357.0	27.4	29.0	1.5

GABHA08-018	—	—	—	—	—	—

GABHA08-019	230.0	4.0	444.4	0.0	1.5	1.5
And	122.0	0.1	124.8	35.1	36.6	1.5

GABHA08-020	195.0	—	195.0	38.1	39.6	1.5

GABHA08-021	61.4	—	61.4	41.1	44.2	3.0

Area 1
GABHA08-022	122.0	—	122.0	22.9	24.4	1.5

GABHA08-023	208.9	0.9	256.4	7.6	18.3	10.7

GABHA08-024	—	—	—	—	—	—

GABHA08-025	54.1	0.1	61.0	13.7	16.8	3.0

GABHA08-026	111.0	—	111.0	36.6	38.1	1.5

GABHA08-027	58.3	—	58.3	12.2	13.7	1.5

GABHA08-028	864.0	—	864.0	18.3	19.8	1.5
And	229.0	—	229.0	44.2	45.7	1.5

GABHA08-029	198.3	0.3	216.7	0.0	4.6	4.6
And	180.3	0.4	200.2	10.7	15.2	4.6
And	120.0	0.1	123.5	19.8	21.3	1.5

Area 3
GABHA08-038	1494.7	15.3	2321.2	29.0	45.7	16.8
Including	3570.0	34.6	5439.6	32.0	38.1	6.1
Including	3760.0	75.7	7847.8	35.1	36.6	1.5
Including	6970.0	6.3	7307.5	36.6	38.1	1.5

Palmarito SW Zone
PMBHA08-042	496.6	0.1	502.3	21.3	29.0	7.6
Including	997.0	0.1	1003.5	24.4	25.9	1.5

PMBHA08-053	82.3	—	82.3	25.9	27.4	1.5

PMBHA08-054	124.0	0.1	127.5	19.8	22.9	3.0

PMBHA08-056	81.6	—	81.6	18.3	21.3	3.0

PMBHA08-057	263.0	—	263.0	10.7	13.7	3.0
Including	332.0	—	332.0	12.2	13.7	1.5

*Gold:Silver Ratio 3 year average (1:54)

Metallurgical Recoveries and Net Smelter Returns are based on 100%

Numbers may not balance due to rounding

Magistral District: Project Locations	Figure 1 November 26, 2008

El Gallo Aerial (Plan) View	Figure 2 November 26, 2008

Palmarito Aerial (Plan) View	Figure 3 November 26, 2008

#54
#53
#42
14.5 opt Ag / 25 ft
inc 29.1 opt Ag / 5 ft
#57
7.7 opt Ag / 10 ft
0 15 30
Meters
0 50 100
Feet
N
Area Shown
Legend
2008 Drilling
1994 - 1995 Drilling
Open Mineralization
Drill Hole
#42 Drill Hole Number